SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
In July 2015, eight wholly-owned subsidiaries entered into a $166.4 million secured term loan facility to partly finance the acquisition of eight dry bulk carriers from Golden Ocean. The vessels were delivered in the third quarter 2015.
In July 2015, Frontline and Frontline 2012 announced an agreement to merge, leaving Frontline as the surviving legal entity. The merger is subject to approval by the shareholders of Frontline and Frontline 2012 in special general meetings expected to be held in the fourth quarter of 2015. Ship Finance has agreed to vote in favor of the merger, and will own approximately 7% of the combined company.
In August 2015, the Company announced that it has agreed to sell the 1995 built Suezmax Front Glory to an unrelated third party. The vessel is expected to be delivered to its new owner in September 2015, and Ship Finance will receive a net amount of approximately $13.8 million, after compensation of approximately $2.2 million to Frontline for the termination of the current charter.
On August 26, 2015, the Board of Directors of the Company declared a dividend of $0.44 per share, which will be paid in cash on or about September 30, 2015.